EXHIBIT 10.1
FIRST AMENDMENT
     THIS FIRST AMENDMENT dated as of September 26, 2007 (this “Amendment”) amends the Amended and Restated Five-Year Revolving Credit Agreement dated as of April 20, 2007, among Anixter Inc. (“Anixter”), various subsidiaries of Anixter (the “Borrowing Subsidiaries”), various financial institutions (the “Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), as Swing Line Lender and as L/C Issuer. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.
     WHEREAS, Anixter, the Borrowing Subsidiaries, the Lenders and the Administrative Agent have entered into the Credit Agreement; and
     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth herein;
     NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1 Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 5, the Credit Agreement shall be amended as follows. (Text being inserted in the Credit Agreement is indicated herein by the use of an italic font.)
     (a) Section 1.01 of the Credit Agreement is amended by (i) deleting the definition of “Increase Effective Date” therefrom and (ii) restating the following definitions to read in their entirety as follows:
     “Aggregate British Pound Sterling Commitments” means US$100,000,000, as such amount may be modified from time to time in accordance with this Agreement. The Aggregate British Pound Sterling Commitments are part of, and not in addition to, the Aggregate Tranche 1 Commitments. The aggregate amount of the Aggregate British Pound Sterling Commitments and the Aggregate Canadian Dollar Commitments shall not exceed US$125,000,000.
     “Aggregate Canadian Dollar Commitments” means US$25,000,000, as such amount may be modified from time to time in accordance with this Agreement. The Aggregate Canadian Dollar Commitments are part of, and not in addition to, the Aggregate Tranche 1 Commitments. The aggregate amount of the Aggregate British Pound Sterling Commitments and the Aggregate Canadian Dollar Commitments shall not exceed US$125,000,000.
     “Aggregate Commitments” means US$450,000,000, as such amount may be reduced or adjusted from time to time in accordance with this Agreement.
     “Applicable Margin” means the following percentages per annum, based upon the Debt Rating:

Applicable Margin
(Tranche 1 Commitments and Loans)

			Tranche 1
			Eurocurrency
	Debt Ratings		Rate +/	Tranche 1
Pricing	S&P/Moody’s/	Tranche 1	Letter	Base Rate
Level	Fitch	Facility fee	of Credit fee	+
1	>BBB+/Baa1/BBB+	0.080%	0.295%	zero
2	BBB/Baa2/BBB	0.100%	0.400%	zero
3	BBB-/Baa3/BBB-	0.125%	0.500%	zero
4	BB+/Ba1/BB+	0.150%	0.600%	zero
5	BB/Ba2/BB	0.175%	0.700%	zero
6	<BB-/Ba3/BB-	0.200%	0.800%	zero
Applicable Margin
(Tranche 2 Commitments and Loans)

	Debt Ratings		Tranche 2	Tranche 2
Pricing	S&P/Moody’s/	Tranche 2	Eurocurrency	Base Rate
Level	Fitch	Facility fee	Rate +	+
1	>BBB+/Baa1/BBB+	0.080%	0.295%	zero
2	BBB/Baa2/BBB	0.100%	0.400%	zero
3	BBB-/Baa3/BBB-	0.125%	0.500%	zero
4	BB+/Ba1/BB+	0.175%	0.825%	zero
5	BB/Ba2/BB	0.200%	1.050%	zero
6	<BB-/Ba3/BB-	0.250%	1.250%	0.250%
“Debt Rating” means, as of any date of determination, the rating as determined by either S&P, Moody’s or Fitch (provided that Anixter shall have at least two such ratings and at least one of such ratings shall be from S&P or Moody’s) (collectively, the “Debt Ratings”) of Anixter’s non-credit-enhanced, senior unsecured long-term debt; provided that if the existing Debt Ratings are not the same level, then (i) if there are two Debt Ratings, the higher of such Debt Ratings shall apply (with Pricing Level 1 being the highest and Pricing Level 6 being the lowest), unless there is more than one Pricing Level between the higher Debt Rating and the lower Debt Rating, in which case, the Pricing Level that is one Pricing Level below the Pricing Level corresponding to the higher Debt Rating shall apply, and (ii) if there are three Debt Ratings not at the same level, the higher of such Debt Ratings shall apply, unless there is more than one Pricing Level between the highest Debt Rating and the lowest Debt Rating, in which case, (x) if two Debt Ratings are at the same Pricing Level and the third Debt Rating is at a lower Pricing Level, the higher Pricing Level shall apply, and (y) for all other split Debt Ratings, the Pricing Level that is one Pricing Level below the Pricing Level corresponding to the highest Debt Rating shall apply. If there are no Debt Ratings Pricing Level 6 shall apply.

     Initially, the Applicable Margin shall be determined based upon the Debt Rating specified in the certificate delivered pursuant to Section 4.01(a)(viii). Thereafter, each change in the Applicable Margin resulting from a publicly announced change in the Debt Rating shall be effective, in the case of an upgrade, during the period commencing on the date of delivery by Anixter to the Administrative Agent of notice thereof pursuant to Section 6.01(i) and ending on the date immediately preceding the effective date of the next such change and, in the case of a downgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change.
     “Class” means the character of certain Loans as Committed Loans, Tranche 1 Loans, Tranche 2 Loans, Swing Line Loans, British Pound Sterling Loans or Canadian Dollar Loans.
     “Commitment” means, as to each Lender, its Tranche 1 Commitment and/or its Tranche 2 Commitment.
     “Committed Borrowing” means a borrowing consisting of simultaneous Tranche 1 Loans or Tranche 2 Loans, as the case may be, of the same Type and, if applicable, having the same Interest Period made by each of the Tranche 1 Lenders or the Tranche 2 Lenders, as the case may be, pursuant to Section 2.01.
     “Committed Loan” means a Tranche 1 Loan or a Tranche 2 Loan.
     “L/C Advance” means, with respect to each Tranche 1 Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Tranche 1 Pro Rata Share.
     “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Committed Borrowing of Tranche 1 Loans.
     “Letter of Credit Sublimit” means an amount equal to US$20,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Tranche 1 Commitments.
     “Swing Line Sublimit” means an amount equal to US$15,000,000. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Tranche 1 Commitments.
     “Voting Percentage” means, as to any Lender, (a) at any time when the Commitments are in effect, such Lender’s Pro Rata Share and (b) at any time after the termination of the Commitments, the percentage (carried out to the ninth decimal place) which (i) the sum of (A) the Outstanding Amount of such Lender’s Committed Loans, plus (B) such Lender’s Tranche 1 Pro Rata Share (if any) of the Outstanding Amount of Swing Line Loans, British Pound Sterling Loans, Canadian Dollar Loans, Canadian Banker’s Acceptances and L/C Obligations, then constitutes of (ii) the Total Outstandings; provided, however, that if any Lender has failed to fund any portion of the Committed Loans, or participations in Swing Line Loans, British Pound Sterling Loans, Canadian Dollar Loans, Canadian Banker’s Acceptances or L/C Obligations required to be funded by it hereunder, such Lender’s Voting Percentage shall be deemed to be —0-, and the respective Pro Rata Shares, Tranche 1 Pro Rata Shares, Tranche 2 Pro Rata Shares and Voting Percentages of the other Lenders shall be recomputed for purposes of this definition and the definition of “Required Lenders” without regard to such Lender’s Commitment(s) or the outstanding amount of its Committed Loans, as the case may be.
     (b) Section 1.01 of the Credit Agreement is further amended by adding thereto the following definitions in their respective alphabetical positions:
     “Aggregate Tranche 1 Commitments” means US$350,000,000, as such amount may be reduced or adjusted from time to time in accordance with this Agreement.
     “Aggregate Tranche 2 Commitments” means US$100,000,000, as such amount may be reduced or adjusted from time to time in accordance with this Agreement.
     “First Amendment” means the First Amendment dated as of September 26, 2007 to this Agreement.
     “First Amendment Effective Date” means the effective date of the First Amendment.
     “Tranche 1 Commitment” means, as to each Tranche 1 Lender, its obligation to (a) make Tranche 1 Loans to the Borrowers pursuant to Section 2.01 (a), (b) purchase participations in L/C Obligations, (c) purchase participations in Swing Line Loans, (d) purchase participations in British Pound Sterling Loans and (e) purchase participations in Canadian Dollar Loans and Canadian Banker’s Acceptances, and in an aggregate principal Dollar Equivalent amount at any one time outstanding not to exceed the US Dollar amount of such Tranche 1 Commitment set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be modified from time to time in accordance with this Agreement.
     “Tranche 1 Lender” means a Lender with a Tranche 1 Commitment.
     “Tranche 1 Loan” means a Committed Loan made by a Tranche 1 Lender under its Tranche 1 Commitment
     “Tranche 1 Outstandings” means at any time the aggregate outstanding principal amount (or Dollar Equivalent principal amount, as applicable) of all Tranche 1 Loans, Swing Line Loans, British Pound Sterling Loans, Canadian Dollar Loans and all L/C Obligations and the Dollar Equivalent amount of the unpaid portion of the face amount of all Canadian Banker’s Acceptances.
     “Tranche 1 Pro Rata Share” means, as to any Tranche 1 Lender, the percentage (carried out to the ninth decimal place) that such Tranche 1 Lender’s Tranche 1 Commitment comprises of the aggregate Tranche 1 Commitments, as such share may be adjusted as contemplated herein.
     “Tranche 2 Commitment” means, as to each Tranche 2 Lender, its obligation to make Tranche 2 Loans to the Borrowers pursuant to Section 2.01 (b), and in an aggregate principal Dollar Equivalent amount at any one time outstanding not to exceed the US Dollar amount of such Tranche 2 Commitment set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be modified from time to time in accordance with this Agreement.
     “Tranche 2 Lender” means a Lender with a Tranche 2 Commitment.
     “Tranche 2 Loan” means a Committed Loan made by a Tranche 2 Lender under its Tranche 2 Commitment
     “Tranche 2 Outstandings” means at any time the aggregate outstanding principal amount (or Dollar Equivalent principal amount, as applicable) of all Tranche 2 Loans.
     “Tranche 2 Pro Rata Share” means, as to any Tranche 2 Lender, the percentage (carried out to the ninth decimal place) that such Tranche 2 Lender’s Tranche 2 Commitment comprises of the aggregate Tranche 2 Commitments, as such share may be adjusted as contemplated herein.
     (c) Section 2.01 of the Credit Agreement is amended to read in its entirety as follows:
     2.01 Committed Loans.
     (a) Subject to the terms and conditions set forth herein, each Tranche 1 Lender severally agrees to make loans (each such loan, a “Tranche 1 Loan”) in Available Currencies to the Borrowers from time to time on any Business Day during the period from the Closing Date to the Maturity Date, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Tranche 1 Commitment; provided, however, that after giving effect to any Committed Borrowing of Tranche 1 Loans, (i) the Total Outstandings shall not exceed the Aggregate Commitments, (ii) the Tranche 1 Outstandings shall not exceed the Aggregate Tranche 1 Commitments, and (iii) the aggregate Outstanding Amount of the Tranche 1 Loans of any Lender, plus such Lender’s Tranche 1 Pro Rata Share of the Outstanding Amount of all Swing Line Loans, British Pound Sterling Loans, Canadian Dollar Loans, Canadian Banker’s Acceptances and L/C Obligations, shall not exceed such Lender’s Tranche 1 Commitment. Within the limits of each Tranche 1 Lender’s Tranche 1 Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01 (a), prepay under Section 2.07, and reborrow under this Section 2.01 (a). Tranche 1 Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.
     (b) Subject to the terms and conditions set forth herein, each Tranche 2 Lender severally agrees to make loans (each such loan, a “Tranche 2 Loan”) in Available Currencies to the Borrowers from time to time on any Business Day during the period from the First Amendment Effective Date to the Maturity Date, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Tranche 2 Commitment; provided, however, that after giving effect to any Committed Borrowing of Tranche 2 Loans, (i) the Total Outstandings shall not exceed the Aggregate Commitments, (ii) the Tranche 2 Outstandings shall not exceed the Aggregate Tranche 2 Commitments, and (iii) the aggregate Outstanding Amount of the Tranche 2 Loans of any Lender shall not exceed such Lender’s Tranche 2 Commitment. Any Borrower that is a

Borrowing Subsidiary on the First Amendment Effective Date may borrow Tranche 2 Loans only after such Borrowing Subsidiary has delivered to the Administrative Agent with respect to the First Amendment an opinion or opinions of such Borrowing Subsidiary’s counsel and evidence of the due authorization and execution of the First Amendment by such Borrowing Subsidiary and the enforceability of this Agreement as amended by the First Amendment with respect to such Borrowing Subsidiary, in each case satisfactory in form and substance to the Administrative Agent. Within the limits of each Tranche 2 Lender’s Tranche 2 Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.0l(b), prepay under Section 2.07, and reborrow under this Section 2.01 (b). Tranche 2 Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.
     (d) Section 2.02(b) of the Credit Agreement is amended to read in its entirety as follows:
     (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of its Tranche 1 Pro Rata Share or Tranche 2 Pro Rata Share, as the case may be, of the applicable Committed Loans, and if no timely notice of a conversion or continuation is provided by a Borrower the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in the preceding subsection. In the case of a Committed Borrowing, each applicable Lender shall make the amount of its Committed Loan available to the Administrative Agent in immediately available funds in the applicable currency at the Administrative Agent’s Office not later than 1:00p.m. on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the applicable Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of such Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to the Administrative Agent by such Borrower.
     (e) Sections 2.03, 2.04, 2.05 and 2.06 of the Credit Agreement are amended so that each reference therein to a Lender, its Commitment, its Committed Loans and its Pro Rata Share shall be references to a Tranche 1 Lender, its Tranche 1 Commitment, its Tranche 1 Loans and its
Tranche 1 Pro Rata Share, respectively.
     (f) Section 2.06(c)(i) of the Credit Agreement is further amended so that the sixth sentence thereof reads in its entirety as follows: In such event, Anixter shall be deemed to have requested a Committed Borrowing of Tranche 1 Loans that are Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the aggregate Tranche 1 Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice).
     (g) Section 2.07(a) of the Credit Agreement is amended to read in its entirety as follows:

     (a) The Borrowers may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Tranche 1 Loans and/or Tranche 2 Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m., (A) three Business Days prior to any date of prepayment of Eurocurrency Rate Committed Loans, and (B) on the date of prepayment of Base Rate Committed Loans; (ii) any prepayment of Eurocurrency Rate Committed Loans shall be in a Dollar Equivalent principal amount of US$5,000,000 or a whole multiple of US$1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Committed Loans shall be in a principal amount of US$1,000,000 or a whole multiple of US$500,000 in excess thereof. Each such notice shall specify the date and amount of such prepayment, whether Tranche 1 Loans and/or Tranche 2 Loans, and the Type(s) of Committed Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of such Lender’s share of such prepayment. If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Committed Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each such prepayment of Tranche 1 Loans shall be applied to the Tranche 1 Loans of the Tranche 1 Lenders in accordance with their respective Tranche 1 Pro Rata Shares. Each such prepayment of Tranche 2 Loans shall be applied to the Tranche 2 Loans of the Tranche 2 Lenders in accordance with their respective Tranche 2 Pro Rata Shares.
     (h) Section 2.08 of the Credit Agreement is amended to read in its entirety as follows:
     2.08 Reduction or Termination of Commitments. Anixter may, upon notice to the Administrative Agent, terminate the Aggregate Tranche 1 Commitments and/or the Aggregate Tranche 2 Commitments, or permanently reduce the Aggregate Tranche 1 Commitments to an amount not less than the then Tranche 1 Outstandings, or permanently reduce the Aggregate Tranche 2 Commitments to an amount not less than the then Tranche 2 Outstandings; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m., five Business Days prior to the date of termination or reduction, and (ii) any such partial reduction shall be in an aggregate amount of US$1,000,000 or any whole multiple of US$500,000 in excess thereof. The Administrative Agent shall promptly notify the Lenders of any such notice of reduction or termination of the Aggregate Tranche 1 Commitments and/or the Aggregate Tranche 2 Commitments. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Aggregate Tranche 1 Commitments shall be applied to the Tranche 1 Commitment of each Tranche 1 Lender according to its Tranche 1 Pro Rata Share. Any reduction of the Aggregate Tranche 2 Commitments shall be applied to the Tranche 2 Commitment of each Tranche 2 Lender according to its Tranche 2 Pro Rata Share. All related facility fees accrued until the effective date of any termination of the Aggregate Tranche 1 Commitments or the Aggregate Tranche 2 Commitments shall be paid on the effective date of such termination.
     (i) Section 2.1 l(a) of the Credit Agreement is amended to read in its entirety as follows:
     (a) Facility Fees. Anixter shall pay to the Administrative Agent for the account of each Tranche 1 Lender in accordance with its Tranche 1 Pro Rata Share, a facility fee equal to the

Applicable Margin times the actual daily amount of the Aggregate Tranche 1 Commitments, regardless of usage. The facility fee in respect of the Tranche 1 Commitments shall accrue at all times from the Closing Date until the Maturity Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date. Anixter shall pay to the Administrative Agent for the account of each Tranche 2 Lender in accordance with its Tranche 2 Pro Rata Share, a facility fee equal to the Applicable Margin times the actual daily amount of the Aggregate Tranche 2 Commitments, regardless of usage. The facility fee in respect of the Tranche 2 Commitments shall accrue at all times from the First Amendment Effective Date until the Maturity Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the First Amendment Effective Date, and on the Maturity Date. The facility fees shall be calculated quarterly in arrears, and if there is any change in the Applicable Margin during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect. The facility fees shall accrue at all times, including at any time during which one or more of the conditions in Article IV is not met.
     (j) The Credit Agreement is further amended by deleting the text of Section 2.18 of the Credit Agreement and replacing it with “[Reserved]”.
     (k) The last sentence of Section 2.20(f) of the Credit Agreement is amended to read in its entirety as follows: In addition, on the Scheduled Maturity Date of each Non-Extending Lender, the Borrowers shall prepay any Committed Loans outstanding on such date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep outstanding Tranche 1 Loans and Tranche 2 Loans ratable with any revised Tranche 1 Pro Rata Shares and/or Tranche 2 Pro Rata Shares, as the case may be, of the respective Lenders effective as of such date.
     (l) The Credit Agreement is further amended so that Schedule 2.01 thereto and Exhibit A-l thereto read in their entirety in the respective forms attached to this Amendment.
     SECTION 2 [RESERVED]
     SECTION 3 Reaffirmation of Guaranty. By its signature hereto each Guarantor ratifies and confirms the provisions of the Guaranty with respect to all Tranche 2 Loans made by any Lender to the Borrowers.
     SECTION 4 Warranties. Each Borrower represents and warrants to the Administrative Agent and the Lenders that, after giving effect to the effectiveness of this Amendment, (a) each warranty set forth in Article V of the Credit Agreement is true and correct in all material respects, except to the extent that such warranty specifically refers to an earlier date, and (b) no Default or Event of Default exists.
     SECTION 5 Effectiveness of Amendment. The amendments set forth in Section 1 above shall become effective when the Administrative Agent shall have received all of the following (provided that the following are received on or before September 28, 2007): (i)

counterparts of this Amendment executed by Anixter, the Borrowing Subsidiaries, the Guarantors, the Required Lenders and the Administrative Agent; (ii) all documents as shall reasonably demonstrate the corporate power and authority of the Loan Parties organized under the laws of a U.S. state to enter into, and the validity with respect to such Loan Parties of, this Amendment and the other Loan Documents and any other matters relevant hereto (including opinions of counsel), all in form and substance satisfactory to the Administrative Agent; and (iii) any governmental and third party approvals necessary or advisable in connection with the execution, delivery and performance of this Amendment by the Loan Parties.
     SECTION 6 Miscellaneous.
     6.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to “Credit Agreement” or similar terms shall refer to the Credit Agreement as amended hereby.
     6.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.
     6.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois.
     6.4 Successors and Assigns. This Amendment shall be binding upon Anixter, the Borrowing Subsidiaries, the Guarantors, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of Anixter, the Borrowing Subsidiaries, the Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

     Delivered as of the day and year first above written.

ANIXTER INC., as Borrower

By:	/s/ Rod Shoemaker
Name: Rod Shoemaker
Title: V.P.-Treasurer

ANIXTER INTERNATIONAL BVBA, as a Borrowing Subsidiary

By:	/s/ Rod Shoemaker

Name: Rod Shoemaker
Title: V.P.-Treasurer

ANIXTER INTERNATIONAL LTD., as a Borrowing Subsidiary

By:	/s/ Rod Shoemaker

Name: Rod Shoemaker
Title: Attorney

ANIXTER CANADA INC., as a Borrowing Subsidiary

By:	/s/ Rod Shoemaker

Name: Rod Shoemaker
Title: Authorized Signatory

ANIXTER EURINVEST B.V., as a Borrowing Subsidiary

By:	/s/ Rod Shoemaker

Name: Rod Shoemaker
Title: Attorney-in-fact
First Amendment
S-l

GUARANTORS:

ANIXTER INTERNATIONAL INC.

By:	/s/ Rod Shoemaker
Name: Rod Shoemaker
Title: V.P.-Treasurer

ANIXTER-REAL ESTATE, INC.

By:	/s/ Rod Shoemaker

Name: Rod Shoemaker
Title: V.P.-Treasurer

ANIXTER INFORMATION SYSTEMS CORPORATION

By:	/s/ Rod Shoemaker

Name: Rod Shoemaker
Title: V.P.-Treasurer

ANIXTER FINANCIAL INC.

By:	/s/ Rod Shoemaker

Name: Rod Shoemaker
Title: V.P.-Treasurer

ANIXTER PROCUREMENT CORPORATION

By:	/s/ Rod Shoemaker

Name: Rod Shoemaker
Title: V.P.-Treasurer
First Amendment

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Thomas R. Durham
Name: Thomas R. Durham
Title: Sr. Vice President

BANK OF AMERICA, N.A., as a Lender, Swing
Line Lender and L/C Issuer

By:	/s/ Thomas R. Durham

Name: Thomas R. Durham
Title: Sr. Vice President
First Amendment

THE BANK OF NOVA SCOTIA, as Co-
Documentation Agent and Lender

By:	/s/ Chris Osborn
Name: Chris Osborn
Title: Managing Director
First Amendment

JPMORGAN CHASE BANK, N.A., as Co-
Documentation Agent and Lender

By:	/s/ Suzanne Ergastolo
Name: Suzanne Ergastolo
Title: Vice President
First Amendment

WACHOVIA BANK NATIONAL
ASSOCIATION, as Co-Documentation Agent and a Lender

By:	/s/ C. Jeffrey Seaton
Name: C. Jeffrey Seaton
Title: Managing Director

By:	/s/ C. Jeffrey Seaton

Name: C. Jeffrey Seaton
Title: Managing Director
First Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent and a Lender

By: Name:	/s/ Charles W. Reed Charles W. Reed
Title:	Vice President
First Amendment

NATIONAL CITY BANK, as a Lender

By:	/s/ Chris Hermann
Name:	Chris Hermann
Title:	Officer
First Amendment

SUNTRUST BANK, as a Lender

By:	/s/ William Humphries
Name:	William Humphries
Title:	Managing Director
First Amendment

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Frank J. Jancar
Name:	FRANK J. JANCAR
Title:	VICE PRESIDENT
First Amendment

THE NORTHERN TRUST COMPANY, as a Lender
By: Name:	/s/ Jeffrey P. Sullivan Jeffrey P. Sullivan
Title:	Vice President
First Amendment

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Grover Fitch
Name:	Grover Fitch
Title:	Managing Director
First Amendment

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Barry P. Litwin
Name:	Barry P. Litwin
Title:	Senior Vice President

First Amendment

SCHEDULE 2.01
COMMITMENTS AND PRO RATA SHARES

			Tranche 1 Pro			Tranche 2 Pro
	Tranche 1		Rata	Tranche 2		Rata	Aggregate
Lender	Commitment		Share	Commitment		Share	Commitment		Pro Rata Share

Bank of America, N.A.	US$	45,000,000	12.9%	US$	14,000,000	14.0%	US$	59,000,000	13.111111111%
The Bank of Nova Scotia	US$	37,000,000	10.6%	US$	12,000,000	12.0%	US$	49,000,000	10.888888889%
JPMorgan Chase Bank, N.A.	US$	37,000,000	10.6%	US$	12,000,000	12.0%	US$	49,000,000	10.888888889%
Wachovia Bank National
Association	US$	37,000,000	10.6%	US$	12,000,000	12.0%	US$	49,000,000	10.888888889%
Wells Fargo Bank, National
Association	US$	37,000,000	10.6%	US$	12,000,000	12.0%	US$	49,000,000	10.888888889%
National City Bank	US$	26,000,000	7.4%	US$	4,000,000	4.0%	US$	30,000,000	6.666666667%
SunTrust Bank	US$	26,000,000	7.4%	US$	7,000,000	7.0%	US$	33,000,000	7.333333333%
Banca Nazionale del Lavoro SpA	US$	21,000,000	6.0%	zero		zero	US$	21,000,000	4.666666667%
KeyBank National Association	US$	21,000,000	6.0%	US$	7,000,000	7.0%	US$	28,000,000	6.222222222%
The Northern Trust Company	US$	21,000,000	6.0%	US$	6,000,000	6.0%	US$	27,000,000	6.000000000%
The Royal Bank of Scotland PLC	US$	21,000,000	6.0%	US$	7,000,000	7.0%	US$	28,000,000	6.222222222%
U.S. Bank, National Association	US$	21,000,000	6.0%	US$	7,000,000	7.0%	US$	28,000,000	6.222222222%

Total	US$	350,000,000.00	100.000000000%	US$	100,000,000.00	100.000000000%	US$	450,000,000.00	100.000000000%

EXHIBIT A-l
FORM OF COMMITTED LOAN NOTICE
Date:                     ,
To: Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
     Reference is made to that certain Amended and Restated Five-Year Revolving Credit Agreement, dated as of April 20, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Anixter Inc., certain of its Subsidiaries, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.
     The undersigned hereby requests (select one):
☐ A Borrowing of Tranche 1 Loans
☐ A conversion or continuation of Tranche 1 Loans
☐ A Borrowing of Tranche 2 Loans
☐ A conversion or continuation of Tranche 2 Loans
     1. On                      (a Business Day).
     2. In the amount of [US$                    ]. [Euro                    ]
     3. Comprised of                     . [Type of Committed Loan requested]
     4. For Eurocurrency Rate Loans: with an Interest Period of                      months.
     [The Committed Borrowing requested herein complies with the proviso to the first sentence of Section 2.01(a) of the Agreement (in the case of Tranche 1 Loans) or the proviso to the first sentence of Section 2.01(b) of the Agreement (in the case of Tranche 2 Loans).]

[BORROWER]

By:
Name:
Title:

A-1-1